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                                                                   Exhibit 10.28


                        LASALLE BANK NATIONAL ASSOCIATION
                            135 South LaSalle Street
                             Chicago, Illinois 60603



                                  June 29, 2000



Near North National Title Corporation
Attn: Tommie
222 North  LaSalle Street
Chicago, Illinois 60601

         Re:      Payoff With Respect to Sale of a Portion of the Property
                  --------------------------------------------------------
                  Commonly Known as Kinzie Station by CMC Heartland Partners
                  ----------------------------------------------------------
                  ("Borrower") to MR Properties, LLC ("Purchaser"); Near North
                  ------------------------------------------------------------
                  National Title Corporation ALTA Commitment No. N0000390
                  -------------------------------------------------------

Dear Tommie:

         Reference is hereby made to that certain Commitment for Title Insurance issued by Near North National Title Corporation and known as Commitment No. N0000390 (the "Commitment").

         LaSalle Bank National Association ("LaSalle") has been informed by Borrower that pursuant to the terms of that certain Purchase and Sale Agreement between Borrower and Purchaser, Borrower will be selling a certain portion of the land and improvements commonly known as Kinzie Station (the "Partial Interest", as set forth on Schedule A of the Commitment) to Purchaser on June 29, 2000. Borrower will be using all the proceeds of such sale to make a partial prepayment of the obligations and indebtedness owing by Borrower to LaSalle under that certain Amended and Restated Loan and Security Agreement, dated as of June 30, 1998 (the "Loan Agreement"), as amended from time to time, and Borrower further agrees that as a result of the sale of the Partial Interest, LaSalle will permanently reduce the Revolving Credit Commitment (as defined in the Loan Agreement) by an amount equal to One Million Eight Hundred Thousand Dollars ($1,800,000.00).

         Upon confirmation of receipt by LaSalle of all the proceeds of the above referenced sale, and upon the following liens and security interests of LaSalle on the Partial Interest given to secure the Loan Agreement shall be deemed to be released and terminated:

         1) Mortgage and Security Agreement ("Mortgage") dated as of March 15, 1996, recorded with the Recorder of Deeds of Cook County ("Recorder") on March 19, 1996 as Document No. 96206705;
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Near North National Title Corporation
June 29, 2000
Page 2



         2) Amendment to Mortgage dated as of May 14, 1997, recorded with the Recorder on July 3, 1997 as Document No. 97482836;

         3) Second Amendment to Mortgage dated as of April 30, 1998, recorded with the Recorder on May 15, 1998 as Document No. 98402750;

         4) Third Amendment to Mortgage dated as of June 30, 1998, recorded with the Recorder on July 8, 1998 as Document No. 98587670;

         5) Fourth Amendment to Mortgage dated as of October 23, 1998, recorded with the Recorder on October 23, 1998 as Document No. 98955930;

         6) Fifth Amendment to Mortgage dated as of April 29, 1999, recorded with the Recorder on July 6, 1999 as Document No. 99645348;

         7) Sixth Amendment to Mortgage dated as of November 18, 1999, recorded with the Recorder on December 28, 1999 as Document No. 09200599;

         8) Seventh Amendment to Mortgage dated as of March 20, 2000, recorded with the Recorder on March 27, 2000 as Document No. 00214989;

         9) Assignment of Rents and Leases ("Assignment") dated as of March 15, 1996, recorded with the Recorder on March 18, 1996 as Document No. 96206706;

         10) Amendment to Assignment dated as of May 14, 1997, recorded with the Recorder on July 3, 1997 as Document No. 97482837;

         11) Second Amendment to Assignment dated as of April 30, 1998, recorded with the Recorder on May 15, 1998 as Document No. 98402749;

         12) Third Amendment to Assignment dated as of June 30, 1998, recorded with the Recorder on July 8, 1998 as Document No. 98587671;

         13) Fourth Amendment to Assignment dated as of October 23, 1998, recorded with the Recorder on October 23, 1998 as Document No. 98955929; and


         14) Fifth Amendment to Assignment dated as of April 29, 1999, recorded with the Recorder on July 6, 1999 as Document No. 99643349; and
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Near North National Title Corporation
June 29, 2000
Page 3


         15) Sixth Amendment to Assignment dated as of November 18, 1999, recorded with the Recorder on December 28, 1999 as Document No. 09200600;

         16) Seventh Amendment to Assignment dated as of March 20, 2000, recorded with the Recorder on March 27, 2000 as Document No. 00214990; and

         17) Security Interest of LaSalle, under a Financing Statement executed by Borrower, and filed March 18, 1996 as Document No. 96 U 3429.

         LaSalle further agrees that, at the expense of the Borrower, it will as soon as reasonably possible deliver such documents or take such reasonable actions as may be required in connection with the release of the above liens and security interests concerning the Partial Interest securing the Loan Agreement. Notwithstanding the foregoing, nothing contained herein shall be deemed to release or terminate any lien or security interest held by LaSalle with respect to any property or improvements other than the Partial Interest.

         The parties hereto agree that executed facsimile counterparts hereof will be treated as originals.

                                         Sincerely,

                                         LASALLE BANK NATIONAL ASSOCIATION

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


AGREED AND ACCEPTED:

CMC HEARTLAND PARTNERS

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------